____________________________________________________________

                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                  Washington, DC  20549
                                  ______________________
                                        FORM 8-K

                                      CURRENT REPORT
                               Pursuant to Section 13 OR 15(b)
                            of The Securities Exchange Act of 1934

                       Date of Report                 May 24, 1996
              (Date of earliest event reported)


                                  ______________________



                                  STORAGE TRUST REALTY
                 (Exact name of registrant as specified in its charter)


               Maryland                  1-13462          43-1689825
          (State or other jurisdiction  (Commission      (IRS Employer
           of  incorporation)           File Number) Identification No.)


                                     2407 Rangeline
                                 Columbia, Missouri 65202
                (Address and zip code of principal executive offices)

          Registrant's telephone number, including area code:(573)499-4799


                                  Not Applicable
          (Former name or former address, if changed since last report.)

          Item 2:  Acquisition of Assets

          Storage Trust Realty (the "Company") has acquired from Balcor/Colonial Storage Income Fund - 86 (the "Seller") 25 self-storage facilities (the "Balcor/Colonial Facilities") through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 94.87% ownership interest. The information contained herein is in all respects subject to and qualified in its entirety by reference to the Agreement of Sale, dated as of March 5, 1996, and the First Amendment thereto, dated April 24, 1996 (such Agreement of Sale as amended by such First Amendment thereto, collectively referred to as the Agreement ) which are exhibits hereto and are incorporated by reference herein. The Balcor/Colonial Facilities, totaling approximately 1,500,000 square feet, are located in 13 states, and were purchased for approximately $67.1 million in cash.

          The Balcor/Colonial Facilities were acquired in arms-length transactions from the Seller and there are no material relationships between the Seller and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company.

          The Balcor/Colonial Facilities were acquired for cash. The funds for the acquisitions were provided from funds available under the Company's line of credit with The First National Bank of Boston and other lenders, and other debt financing provided by the First National Bank of Boston. The Balcor/Colonial Facilities have been used by the Seller as self-storage facilities prior to their acquisition by the Company, and the Company intends to continue the use of all of the Balcor/Colonial Facilities for that purpose. Company's management determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the Balcor/Colonial Facilities, the projected amounts of maintenance costs and capital improvements, the current revenues of the Balcor/Colonial Facilities, comparable facilities competing in the applicable markets, rental rates and occupancy levels for the Balcor/Colonial Facilities and competing facilities, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

          The following provides certain additional information concerning the Balcor/Colonial Facilities:

                                                             Physical
                                                             Occupancy
                              Purchase     Square    # of      as of
          Location             Price      Footage   Units   March 31, 1996

          Casselberry, FL     $2,560,085  67,159     641       88%

          Fort Myers, FL      $2,252,768  65,086     583       96%

          Jacksonville, FL    $3,339,011  67,925     768       90%

          Orlando, FL         $1,086,395  30,050     345       90%

          Tarpon Springs, FL  $2,838,129  80,732     748       96%

          Atlanta, GA         $2,952,213  45,700     174       89%

          Marietta, GA        $3,199,272  47,980     431       97%

          Roswell, GA         $6,711,918 113,310     680       95%

          Winfield, IL        $4,046,776  48,145     550       91%

          Lexington, KY       $2,823,187  55,700     450       82%

          Louisville, KY      $2,083,495  34,490     329       93%

          Louisville, KY,     $2,308,118  44,340     447       96%
          4301 Poplar Level Rd.

          Louisville, KY,     $1,815,013  37,552     351       95%
          4324 Poplar Level Rd.

          Durham, NC          $2,552,934  47,502     657       84%

          Columbus, OH        $2,119,784  62,190     518       70%

          Tulsa, OK           $1,720,226  57,540     464       82%

          Greenville, SC      $1,978,947  50,325     446       97%

          Memphis, TN,        $1,901,434  46,010     377       93%
          Summer Avenue

          Memphis, TN,        $1,663,734  39,444     360       86%
          Winchester Rd.

          Garland, TX,        $1,772,515  40,701     299       83%
          Buckingham Rd.

          Garland, TX,        $2,745,267  72,572     612       71%
          Jackson Drive



                                                            Physical
                                                            Occupancy
                              Purchase     Square    # of     as of
          Location             Price      Footage   Units  March 31, 1996

          Plano, TX           $4,286,210  87,654     897       90%

          Chesapeake, VA      $3,193,123  75,201     747       93%

          Milwaukee, WI       $3,319,719 205,190   1,107       67%

          Waukesha, WI        $1,829,727  49,632     219       96%

          The Company has acquired two facilities through the Operating Partnership. These two facilities (the Acquired Facilities ) were acquired in arms-length transactions from unaffiliated third parties (the Sellers of Acquired Facilities ) and there are no material relationships between the Sellers of Acquired Facilities and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company. The two facilities were acquired for cash from the Company s line of credit. The Acquired Facilities were used by the Sellers of Acquired Facilities as self-storage facilities prior to their acquisition and the Company intends to continue to use them for that purpose. The Company s management determined the purchase price through arms-length negotiations, after taking into consideration the same factors listed above for the Balcor/Colonial Facilities.

          The following provides certain additional information concerning the Acquired Facilities:

                                                             Physical
                                                             Occupancy
                              Purchase     Square    # of      as of
          Location             Price      Footage   Units   March 31, 1996

          Kansas City, MO   $1,115,339    35,250     303        97%
          Mobile, AL        $1,892,000    49,150     423        97%

          Item 7:  Financial Statements and Exhibits

          (a)     Financial Statements Applicable to Balcor/Colonial
                  Facilities

                  *  Independent Auditors' Report.

                  * Balcor/Colonial Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the three months ended March 31, 1996
                     (Unaudited), and for the year ended December 31, 1995.

                  * Notes to Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

          (b)     Financial Statements Applicable to Acquired Facilities

                  *  Report of Independent Auditors.

                  * Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the three months ended March 31, 1996 (Unaudited), and for the year ended December 31, 1995.

                  * Notes to Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

          (C)     Pro Forma Combined Financial Information

                  * Pro Forma Combined Balance Sheet as of March 31, 1996 (Unaudited).

                  * Pro Forma Combined Statement of Operations for the three months ended March 31, 1996 (Unaudited).


                  * Pro Forma Combined Statement of Operations for the year ended December 31, 1995 (Unaudited).

                  *  Notes to Pro Forma Combined Financial Statements
                     (Unaudited).

          (d) See Index to Exhibits which is hereby incorporated by reference herein.

                             INDEPENDENT AUDITORS' REPORT


          The Board of Trustees
          Storage Trust Realty:

          We have audited the accompanying Historical Summary of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summary") for certain self-storage facilities (the "Balcor/Colonial Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1995. The Historical Summary is the responsibility of management of the Balcor/Colonial Facilities. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.
          An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 1 to the Historical Summaries, and is not intended to be a complete presentation of the Balcor/Colonial Facilities revenues and expenses.

          In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Balcor/Colonial Facilities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                             KPMG Peat Marwick LLP


          Fort Worth, Texas
          May 31, 1996

                                   STORAGE TRUST REALTY
                                 BALCOR/COLONIAL FACILITIES

                           HISTORICAL SUMMARIES OF COMBINED GROSS
                            REVENUE AND DIRECT OPERATING EXPENSES

                                    (amounts in thousands)

                                          Three Months      Year Ended
                                          Ended March 31,  December 31,
                                             1996               1995

          Gross revenue:                  (unaudited)
            Rental . . . . . . . . . . .     $2,016            8,258
            Other . . . . . . . . . . . .       141              564

              Total gross revenue . . . .     2,157            8,822

          Direct operating expenses:
            Property operations . . . . .       387            1,454
            Real estate taxes . . . . . .       204              732

          Total direct operating expenses       591            2,186

          Gross revenue in excess of direct
          operating expenses . . . . . . . .$ 1,566            6,636


          The accompanying notes are an integral part of these historical summaries.

                                  STORAGE TRUST REALTY
                               BALCOR/COLONIAL FACILITIES

                           NOTES TO HISTORICAL SUMMARIES OF
                 COMBINED GROSS REVENUE AND DIRECT OPERATING EXPENSES

          NOTE 1 - BASIS OF PRESENTATION

          The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") include the operations of the self-storage facilities (the "Balcor/Colonial Facilities") which were acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from unaffiliated parties.
          The sole general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Balcor/Colonial Facilities consist of the following 25 self-storage facilities acquired from Balcor/Colonial Storage Income Fund - 86:

          5708 Fort Caroline Road       Jacksonville, FL
          5036 Cleveland Avenue         Fort Myers, FL
          1131 Semoran Boulevard        Casselberry, FL
          1900 U.S. Highway 19, North   Tarpon Springs, FL
          2275 South Semoran Blvd.      Orlando, FL
          3281 Western Branch Blvd.     Chesapeake, VA
          2300 Kangaroo Drive           Durham, NC
          36 Pine Knoll Road            Greenville, SC
          11195 Alpharetta Highway      Roswell, GA
          2064 Briarcliff               Atlanta, GA
          201 Cobb Parkway              Marietta, GA
          750 East Third Street         Lexington, KY
          3120 Breckenridge Lane        Louisville, KY
          4301 Poplar Level Road        Louisville, KY
          4324 Poplar Level Road        Louisville, KY
          6390 Winchester Road          Memphis, TN
          5675 Summer Avenue            Memphis, TN
          28 West 650 Roosevelt Road    Winfield, IL
          7415 W. Dean Road             Milwaukee, WI
          W229 N590 Foster Court        Waukesha, WI
          2719 Morse Road               Columbus, OH
          4333 Jackson Drive            Garland, TX
          321 East Buckingham Road      Garland, TX
          3401 Avenue K                 Plano, TX
          3218 South Garnett Road       Tulsa, OK

          The Historical Summaries have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate operations to be acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain income and expenses which may not be comparable to the income and expenses expected to be incurred by the Company in the proposed future operations of the Balcor/Colonial Facilities have been excluded. Interest income was excluded and expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Balcor/Colonial Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

          Factors considered by management of the Company in assessing these acquisitions included geographic locations of the properties, demographics of the market areas, rental rates and occupancy levels, competition, expenses such as maintenance and real estate taxes and projected capital expenditures. After a review of these factors and others, the Company is not aware of any material items relating to these properties that would cause the reported financial information not to be representative of future operating results.

          NOTE 2 - INTERIM PERIOD

          The unaudited Interim Historical Summaries for the three months ended March 31,1996, have been prepared in accordance with generally accepted accounting principles for interim financial information and as described in Note 1. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 1996, are not necessarily indicative of future operating results.

                          REPORT OF INDEPENDENT AUDITORS

          To the Board of Trustees of
          Storage Trust Realty

          We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Acquired Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1995. These Historical Summaries are the responsibility of management of the Acquired Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

          The accompanying Historical Summaries were prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired Facilities' revenues and expenses.

          In our opinion, such Historical Summaries present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired Facilities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP


          Chicago, Illinois
          May 31, 1996

                                   STORAGE TRUST REALTY
                                    ACQUIRED FACILITIES

                         HISTORICAL SUMMARIES OF COMBINED GROSS
                         REVENUE AND DIRECT OPERATING EXPENSES

                                   (amounts in thousands)

                                             Three Months     Year Ended
                                            Ended March 31,   December 31,
                                                1996             1995

          Gross revenue:                      (unaudited)

            Rental . . . . . . . . . .       $   65                412

          Direct operating expenses:
            Property operations . . . .           7                 91
            Real estate taxes . . . . .           3                 39

             Total direct operating expenses     10                130

          Gross revenue in excess of direct
          operating expenses . . . . . . .   $   55                282


          The accompanying notes are an integral part of these historical summaries.

                                STORAGE TRUST REALTY
                                ACQUIRED FACILITIES

                          NOTES TO HISTORICAL SUMMARIES OF
               COMBINED GROSS REVENUE AND DIRECT OPERATING EXPENSES


          NOTE 1 - BASIS OF PRESENTATION

          The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") include the operations of the self-storage facilities (the Acquired Facilities") which were acquired by Storage Trust Properties, L.P. (the Operating Partnership") from unaffiliated parties in the first quarter of 1996. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Acquired Facilities consist of the following 2 self-storage facilities:

          Facility                  Location           Acquisition Date

          Stadium Stor-All        Kansas City, MO      March 4, 1996
          Grelot Mini Storage     Mobile, AL           February 16, 1996


          The Historical Summaries have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired. The Historical
          Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Acquired Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquired Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

          Factors considered by management of the Company in assessing these acquisitions included geographic locations of the properties, demographics of the market areas, rental rates and occupancy levels, competition, expenses such as maintenance and real estate taxes and projected capital expenditures. After a review of these factors and others, the Company is not aware of any material items relating to these properties that would cause the reported financial information not to be representative of future operating results.

          NOTE 2 - INTERIM PERIOD

          The unaudited Interim Historical Summaries for the three months ended March 31, 1996, have been prepared in accordance with generally accepted accounting principles for interim financial information. The operations of the Acquired Facilities through the date of acquisition are included in the unaudited Historical Summaries. Operations subsequent to acquisition are included in the financial statements of the Company. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentations have been included. Operating results for the three months ended March 31, 1996, are not necessarily indicative of future operating results.

                                 STORAGE TRUST REALTY

                       PRO FORMA COMBINED FINANCIAL INFORMATION


          The following unaudited pro forma Combined Balance Sheet as of March 31, 1996 and unaudited Pro Forma Combined Statements of Operations for the three months ended March 31, 1996 and for the year ended December 31, 1995 have been prepared to reflect the acquisition of 25 self storage facilities (the "Balcor/Colonial Facilities") and two recently acquired self-storage facilities (the Acquisition Facilities ) and the adjustments described in the accompanying notes. The pro forma combined financial information is based on the historical financial statements of Storage Trust Realty in the Company's Form 10-Q for the period ended March 31, 1996, and the other financial information in the Company's 1995 Annual Report to Shareholders and should be read in conjunction with those financial statements and the notes thereto. The Pro Forma Combined Balance Sheet was prepared as if the Balcor/Colonial Facilities were purchased on March 31, 1996. The Pro Forma Combined Statements of Operations were prepared as if the Balcor/Colonial Facilities and the Acquisition Facilities were purchased at the beginning of the period reflected thereon. The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                               STORAGE TRUST REALTY
                          PRO FORMA COMBINED BALANCE SHEET
                                  MARCH 31, 1996
                         (unaudited - amounts in thousands)

                                         Storage
                                          Trust                    Storage
                                         Realty      Pro-forma      Trust
                                        Historical   Adjustments    Realty
                                        (Note 1)     (Note 2)     Pro Forma

          ASSETS
          Investment in storage
          facilities,net            $    193,585  $   67,575     $ 261,160
          Cash and cash equivalents        3,232                     3,232
          Accounts receivable,
          deferred costs and other
          assets                           5,346      (3,350)        1,997

          Investment in joint ventures       395                       394

            Total assets               $ 202,558  $   64,225     $ 266,783

          LIABILITIES AND EQUITY
          Liabilities:
          Mortgage and notes payable   $  48,653  $   64,225     $ 112,878
          Accounts payable and accrued
          expenses                         4,231                     4,231
          Dividends payable                3,581                     3,581

             Total liabilities            56,465      64,225       120,690

          Minority Interest            $   7,806  $        -     $   7,806

          Shareholder's equity:
          Common shares, $.01 par value       87                        87
          Additional paid-in capital     140,952                   140,952
          Distribution in excess of
            net income                    (2,752)                   (2,752)

              Total shareholder's equity 138,287           -       138,287

              Total liabilities and
              shareholder's equity    $  202,558  $   64,225     $ 266,783

           The accompanying notes are an integral part of these statements.

                                  STORAGE TRUST REALTY
                       PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       For the Three Months Ended March 31, 1996
          (in thousands,except per share data and common stock outstanding)
                                  (unaudited)

                                  Storage
                                   Trust      Balcor/               Storage
                                   Realty    Colonial    Pro-forma    Trust
                                Historical Facilities   Adjustments  Realty
                                 (Note 1)   (Note 3)     (Note 4) Pro Forma

          Revenues:
          Rental income         $   7,762  $   2,016  $     65(a) $  9,843
          Management income            61                               61
          Equity in earnings of
            joint ventures             35                               35
          Other income                135        141                   276

            Total revenues          7,993      2,157        65       10,215

          Expenses:
          Property operations       1,769        387         7(a)    2,163
          Real estate taxes           716        204         3(a)      923
          General and administrative  482                   30(b)      512
          Interest                    751                1,220(c)    1,971
          Depreciation and
            amortization            1,231                  350(d)    1,581

             Total expenses         4,949        591     1,610       7,150

          Net income before minority
            interest                3,044      1,566    (1,545)      3,065
          Minority interest          (163)                   -       (163)
          Net income            $   2,881 $    1,566 $  (1,545)   $  2,902


          Net income per share                                    $   0.33
          Common stock outstanding                               8,734,332


          The accompanying notes are an integral part of these statements.

                                 STORAGE TRUST REALTY
                     PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        For the Year Ended December 31, 1995
          (in thousands,except per share data and common stock outstanding)
                                    (unaudited)

                                Pro-Forma     Balcor/              Storage
                              Storage Trust  Colonial   Pro-forma   Trust
                                Realty     Facilities Adjustments  Realty
                               (Note 1)     (Note 3)   (Note 4)   Pro Forma

          Revenues:
            Rental income    $  30,325    $  8,258    $  412(a)   $ 38,995
            Management income      324                                 324
            Equity in earnings
              of joint ventures    118                                 118
            Other income           481         564                   1,045

              Total revenues    31,248       8,822       412        40,482

          Expenses:
            Property operations  6,273       1,454        91(a)      7,818
            Real estate taxes    2,471         732        39(a)      3,242
            General and
              administrative     2,074                   100(b)      2,174
            Interest             2,797                 5,548(c)      8,307
            Depreciation and
              amortization       5,061                 1,402(d)      6,463

              Total expenses    18,676       2,186     7,180        28,004

          Net income before
            minority interest   12,572       6,636    (6,768)       12,440
          Minority interest       (645)                               (645)

          Net income         $  11,927     $ 6,636   $(6,730)     $ 11,795

          Net income per share                                    $   1.35

          Common stock outstanding                               8,734,332

          The accompanying notes are an integral part of these statements.

                                STORAGE TRUST REALTY

                  NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

               (In thousands, except per share data and share information)
                                    (unaudited)

          1.  Storage Trust Realty
          The consolidated balance sheet and statement of operations as of and for the three months ended March 31, 1996 and for the year ended December 31, 1995 include the accounts of Storage Trust Realty (the Company ), Storage Trust Properties, L.P. (the Operating Partnership)and Storage Realty Management Co.

          2.  Pro Forma Adjustments-Balance Sheet
          These adjustments reflect the acquisition of the Balcor/Colonial Facilities from unaffiliated parties for an aggregate purchase price of $67,100 and estimated closing costs of $475. Other assets are reduced by $3,350 for the earnest money deposit on the Balcor/Colonial Facilities in February 1996.

          3.  Balcor/Colonial Facilities
          The Balcor/Colonial Facilities combined statement of operations for the three months ended March 31, 1996 and for the year ended December 31, 1995 include the combined gross revenue and direct operating expenses for the Balcor/Colonial Facilities. The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the Balcor/Colonial Facilities are included elsewhere herein.

          4.  Pro Forma Adjustments-Statements of Operations
          Pro forma adjustments are as follows:

                                                        Three Months Ended
                                                           March 31, 1996

          (a) Record operations of the Acquired Facilities for the period prior to being owned by the
              Company:

              Rental income.............................       $   65

              Property operations.......................       $    7

              Real estate taxes.........................       $    3

          (b) Record additional general and
              administrative expense related to the
              Balcor/Colonial Facilities and Acquired
              Facilities................................       $   30




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          (c) Record interest expense at 7.0625% for the
              Balcor/Colonial Facilities and the Acquired
              Facilities, the acquisition of which was
              funded from the line of credit . . . . . .       $1,220

          (d) Record additional depreciation expense related
              to the Balcor/Colonial Facilities and the
              Acquired Facilities (based on a 40-year
              depreciable life and $14,021 of purchase price
              allocated to land).............. . . . . .       $  350

                                                              Year Ended
                                                        December 31, 1995

          (a) Record operations of the Acquired Facilities:

              Rental income . . . . . . . . . . . . . . . .    $  412

              Property operations . . . . . . . . . . . . .    $   91

              Real estate taxes . . . . . . . . . . . . . .    $   39


          (b) Record additional general and administrative
              expense related to the Balcor/Colonial
              Facilities and the Acquisition Facilities ...    $  100

          (c) Record interest expense at 7.86% for the
              Balcor/Colonial facilities, the acquisition
              of which is assumed to be funded from the line
              of credit and the Acquisition Facilities. . . .  $5,548

          (d) Record additional depreciation expense related
              to the Balcor/Colonial Facilities (based on a
              40-year depreciable life and $14,021 of purchase
              price allocated to land) and the Acquisition
              Facilities...................................... $1,402
















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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             STORAGE TRUST REALTY



          June 6, 1996                            /S/ Michael G. Burnam
          (Date)                                 Michael G. Burnam
                                                 Chief Executive Officer

          June 6, 1996                            /S/ Stephen M. Dulle
          (Date)                                 Stephen M. Dulle
                                                 Chief Financial Officer

































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                                  INDEX TO EXHIBITS

          Exhibit                                                Sequential
            No.         Document Descriptions                    Page No.

          2.1       Agreement of Sale between Storage Trust
                    Properties, L.P. and Balcor/Colonial
                    Storage Income Fund - 86, dated as of March
                    5, 1996 (Incorporated by reference to
                    Exhibit 2 to the Registrant's Current Report on Form 8-K dated March 5, 1996).

          2.2 First Amendment to Agreement of Sale between Storage Trust Properties, L.P. and Balcor/Colonial Storage Income Fund - 86 (Incorporated by reference to Exhibit 2.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996).

          10.1 Loan Agreement between Storage Trust Properties, L.P. and The First National Bank of Boston
                    (and related guaranty by the Registrant) dated as of May 24, 1996.

          23.1      Consent of Ernst & Young LLP.

          23.2      Consent of KPMG Peat Marwick LLP.

























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